                           GREEN TREE FINANCIAL CORP.
                        NET INTEREST MARGIN TRUST 1995-A
                                  January 1997
                             PAYMENT March 17, 1997
               7.25% SECURITIZED NET INTEREST MARGIN CERTIFICATES

                                               CUSIP# 393534AC6
                                               Trust Account # 34309-0
                                               Distribution Date: March 17, 1997

SECURITIZED NET INTEREST MARGIN
-------------------------------                                       PER $1,000
CERTIFICATES                                                            ORIGINAL
------------                                                          ----------
1.   Amount Available                            6,588,101.50

Interest

2.   Aggregate Interest                          1,216,318.33         3.94908549

3.   Amount Applied to:
     (a)  accrued but unpaid Interest

4.   Remaining:
     (a)  accrued but unpaid Interest

5.   Monthly Interest                            1,216,318.33

Principal

6.   Current month's principal
     distribution                                5,371,783.17        17.44085445

7.   Remaining outstanding principal
     balance                                    195,949,870.94       636.2008797
     Pool Factor                                     .63620088

8.   Present value of the projected
     remaining aggregate cashflows of
     the Finance I Assets and the
     Residual Assets, as of the immediately
     preceding Distribution Date                283,669,476.07**

9.   Aggregate amount on deposit
     in reserve fund                              7,500,000.00

10.  Subordinated Certificateholder payment
     (interest earnings on Reserve Fund,
     pursuant to Section 5.8)                        31,514.89

11.  Aggregate principal balance of
     loans refinanced by Green Tree
     Financial                                    7,638,703.03


                           GREEN TREE FINANCIAL CORP.
                        NET INTEREST MARGIN TRUST 1995-A
                                  January 1997
                             PAYMENT March 17, 1997
               7.25% SECURITIZED NET INTEREST MARGIN CERTIFICATES
                                     Page 2

                                               CUSIP# 393534AC6
                                               Trust Account# 33-34309-0
                                               Distribution Date: March 17, 1997



12.    Weighted average CPR             11.03%

13.    Weighted average CDR              4.45%

14.    Annualized net loss percentage    2.08%

15.    Delinquency           30-59 day   1.28%

                             60-89 day    .47%

                             90+ day     1.21%

                             Total 30+   2.96%


First Trust N.A. Paying Agent/Bondholder Relations (612) 973-6700

**Present value of the projected remaining cashflows is based on estimated future performance of the underlying loans. These projections are subject to ongoing evaluation based upon a number of factors, including historical performance. As such, this projected value may change periodically, not only as a result of actual experience but also as a result of revisions made to the assumptions upon which such projections are based.

The assumptions utilized in projecting this value are in the process of being re-assessed at the time of publication of this report. The amount shown represents the present value of projected remaining cashflows based on assumptions similar to those used in the previous period.

                           GREEN TREE FINANCIAL CORP.
                        NET INTEREST MARGIN TRUST 1995-A
                                  January 1997
                             PAYMENT March 17, 1997

                                           Fee Assets
                           ------------------------------------
                            Guarantee     Inside      Fee Asset
                              Fees         Refi         Total
                           ----------   ----------   ----------
GTFC 1994-5                494,093.91    37,421.28   531,515.19
GTFC 1994-6                567,366.47    57,611.28   624,977.75
GTFC 1994-7                293,746.73    50,732.50   344,479.23
GTFC 1994-8                503,092.45    51,887.46   554,979.91
GTFC 1995-1                436,393.53    50,704.53   487,098.06
GTFC 1995-2                       .00          .00          .00
GTFC 1995-3                868,965.15   205,620.47 1,074,585.62
GTFC 1995-4                686,721.31    74,405.36   761,126.67
GTFC 1995-5                      0.00          .00          .00
                         ------------   ---------- ------------
                         3,850,379.55   528,382.88 4,378,762.43

Total amount of Guarantee Fees and Inside
Refinance Payments                                 4,378,762.43

Subordinated Servicing Fees                          557,231.49

Payment on Finance 1 Note                          4,935,993.92

Allocable to Interest (current)                      910,135.46

Allocable to accrued but unpaid Interest                    .00

Accrued and unpaid Trustee Fees                             .00

Allocable to Principal                             4,025,858.46

Finance 1 Note Principal Balance                 146,617,252.93

                           GREEN TREE FINANCIAL CORP.
                        NET INTEREST MARGIN TRUST 1995-A
                                  January 1997
                             PAYMENT March 17, 1997


                               Inside
                 Residual       Refi         Total
               ------------   ----------   ----------
GTFC 1994-5             .00          .00          .00
GTFC 1994-6             .00          .00          .00
GTFC 1994-7             .00          .00          .00
GTFC 1994-8             .00          .00          .00
GTFC 1995-1             .00          .00          .00
GTFC 1995-2      527,174.50    86,284.28   613,458.78
GTFC 1995-3             .00          .00          .00
GTFC 1995-4       88,267.01          .00    88,267.01
GTFC 1995-5      859,975.98    90,405.81   950,381.79

               --------------------------------------
               1,475,417.49  176,690.09  1,652,107.58

Total Residual and Inside
 Refinance Payments                      1,652,107.58